UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2019

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2019

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders
4	Investment Comparison
5	Information About Your Fund’s Expenses and Holdings Presented by Sector
8	Schedule of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2019, the Fund returned 10.77%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 11.21% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 14.33% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 4.90%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with

Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00 – 2.25%. This was the first time that the Fed cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10 year Treasury and the 2 year Treasury temporarily inverted. In September, a large rotation from growth into value took place; however, market participants were uncertain about the longevity of the rotation. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks.

Stock selection within the consumer discretionary and real estate sectors detracted most from relative performance. Within the consumer discretionary sector, Carnival Corp. & plc, a cruise ship operator, detracted most from relative performance. Shares of Carnival came under pressure after the third quarter earnings release. The company lowered its fourth quarter guidance and missed the third quarter yield guidance for the first time in six years. Kohl’s Corp., a family-oriented department store operator, also detracted from relative performance. Kohl’s stock price fell precipitously following the first quarter earnings call where management lowered its full year guidance and cited tariffs as a headwind to the business. Within the real estate sector, Host Hotels & Resorts, Inc. detracted most from relative performance. Shares of the real estate investment trust came under pressure after the second quarter earnings release reflected that the company lost income from assets sold.

Conversely, stock selection within the energy and industrials sectors contributed to relative performance during the period. Within the energy sector, Chevron Corp., an energy and chemical operations company, contributed most to relative performance. Chevron’s shares rose after the company increased its share buyback purchases and dividend, and expressed confidence that payouts are sustainable given a reasonable price environment. Valero Energy Corp., a company that engages in the manufacturing of transportation fuels, also contributed to relative performance.

Shares of Valero Energy rose following the introduction of the International Maritime Organization’s Sulfur 2020 mandate, which requires ships to use cleaner low-sulfur fuel or be outfitted with new exhaust systems beginning on January 1, 2020. Valero Energy is a beneficiary of this rule as the refiner processes low-sulfur fuel.

Within the industrials sector, Johnson Controls International plc, a next generation transportation systems provider, contributed most to relative performance. Shares of the company rallied following positive management guidance on the second quarter call and due to reacceleration in organic growth in the third quarter. The company also announced the early closing of the sale of its Power Solutions business and plans to redeploy the proceeds for both debt repayment and buybacks.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A4	4.40%	6.83%	10.02%	–
Class C5	8.88%	7.30%	9.89%	–
Class F6	10.93%	8.29%	10.89%	–
Class F3[7]	11.13%	–	–	8.52%
Class I6	10.99%	8.37%	10.99%	–
Class P6	10.49%	8.04%	10.62%	–
Class R2[6]	10.29%	7.75%	10.33%	–
Class R3[6]	10.49%	7.87%	10.46%	–
Class R4[8]	10.71%	–	–	8.85%
Class R5[8]	10.99%	–	–	9.13%
Class R6[8]	11.14%	–	–	9.21%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4     Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2019, is calculated using the SEC-required uniform method to compute such return.

5     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6     Performance is at net asset value.

7     Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8     Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 through October 31, 2019).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/19 – 10/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/19	10/31/19	5/1/19 - 10/31/19
Class A
Actual	$1,000.00	$1,036.10	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class C
Actual	$1,000.00	$1,032.00	$7.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.43
Class F
Actual	$1,000.00	$1,037.50	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85
Class F3
Actual	$1,000.00	$1,037.90	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.24	$1.99
Class I
Actual	$1,000.00	$1,037.20	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.89	$2.35
Class P
Actual	$1,000.00	$1,035.10	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class R2
Actual	$1,000.00	$1,034.10	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class R3
Actual	$1,000.00	$1,034.80	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R4
Actual	$1,000.00	$1,036.10	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R5
Actual	$1,000.00	$1,037.20	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.89	$2.35
Class R6
Actual	$1,000.00	$1,037.90	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.24	$1.99

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.71% for Class A, 1.46% for Class C, 0.56% for Class F, 0.39% for Class F3, 0.46% for Class I, 0.91% for Class P, 1.06% for Class R2, 0.96% for Class R3, 0.71% for Class R4, 0.46% for Class R5 and 0.39% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2019

Sector*	%**
Communication Services	5.59%
Consumer Discretionary	7.14%
Consumer Staples	10.92%
Energy	8.15%
Financials	22.69%
Health Care	8.38%
Industrials	10.43%
Information Technology	8.76%
Materials	6.37%
Real Estate	5.48%
Utilities	5.23%
Repurchase Agreement	0.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.10%

Aerospace & Defense 1.15%
Boeing Co. (The)	76,600	$26,037
Northrop Grumman Corp.	132,800	46,810
Total		72,847

Airlines 1.41%
Alaska Air Group, Inc.	483,100	33,542
Delta Air Lines, Inc.	1,014,200	55,862
Total		89,404

Auto Components 0.45%
Gentex Corp.	1,022,900	28,692

Automobiles 0.98%
Ford Motor Co.	7,288,100	62,605

Banks 11.34%
Bank of America Corp.	4,483,100	140,186
Citigroup, Inc.	1,563,600	112,360
Citizens Financial Group, Inc.	1,912,200	67,233
Comerica, Inc.	559,000	36,570
Fifth Third Bancorp	1,196,700	34,800
JPMorgan Chase & Co.	1,134,642	141,739
KeyCorp	3,676,500	66,067
U.S. Bancorp	1,021,900	58,269
Wells Fargo & Co.	1,237,200	63,877
Total		721,101

Beverages 1.14%
Coca-Cola Co. (The)	570,800	31,069
PepsiCo, Inc.	303,700	41,658
Total		72,727

Biotechnology 0.50%
Amgen, Inc.	148,400	31,646

Building Products 1.08%
Johnson Controls International plc	1,587,600	68,791
Investments	Shares	Fair Value (000)
Capital Markets 2.98%
Ameriprise Financial, Inc.	476,200	$71,854
LPL Financial Holdings, Inc.	500,900	40,493
Northern Trust Corp.	402,100	40,081
T. Rowe Price Group, Inc.	317,200	36,732
Total		189,160

Chemicals 4.33%
Air Products & Chemicals, Inc.	374,900	79,951
Celanese Corp.	458,100	55,499
Dow, Inc.	1,313,300	66,308
Eastman Chemical Co.	640,400	48,696
PPG Industries, Inc.	198,800	24,874
Total		275,328

Communications Equipment 1.22%
Cisco Systems, Inc.	1,637,800	77,812

Consumer Finance 1.00%
Discover Financial Services	789,300	63,349

Containers & Packaging 1.34%
Graphic Packaging Holding Co.	1,956,100	30,633
Packaging Corp. of America	496,000	54,292
Total		84,925

Diversified Consumer Services 0.58%
H&R Block, Inc.	1,480,200	36,990

Diversified Telecommunication Services 3.47%
AT&T, Inc.	2,865,749	110,303
Verizon Communications, Inc.	1,824,151	110,306
Total		220,609

Electric: Utilities 3.81%
Duke Energy Corp.	893,239	84,197
Edison International	899,700	56,591
FirstEnergy Corp.	1,380,400	66,701
NextEra Energy, Inc.	144,800	34,511
Total		242,000

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2019

Investments	Shares	Fair Value (000)
Electrical Equipment 0.52%
Hubbell, Inc.	234,500	$33,229

Energy Equipment & Services 0.75%
Schlumberger Ltd.	1,465,800	47,917

Equity Real Estate Investment Trusts 5.48%
Alexandria Real Estate Equities, Inc.	320,500	50,879
AvalonBay Communities, Inc.	217,200	47,276
Boston Properties, Inc.	411,500	56,458
Host Hotels & Resorts, Inc.	2,103,000	34,468
Prologis, Inc.	912,900	80,116
Starwood Property Trust, Inc.	1,219,000	29,988
UDR, Inc.	972,800	48,883
Total		348,068

Food & Staples Retailing 2.76%
Sysco Corp.	817,200	65,270
Walgreens Boots Alliance, Inc.	486,500	26,651
Walmart, Inc.	713,400	83,653
Total		175,574

Food Products 2.93%
General Mills, Inc.	854,800	43,475
Hershey Co. (The)	189,000	27,758
J.M. Smucker Co. (The)	279,600	29,548
Mondelez International, Inc. Class A	1,630,000	85,494
Total		186,275

Health Care Equipment & Supplies 1.24%
Medtronic plc (Ireland)(a)	721,800	78,604

Health Care Providers & Services 2.07%
CVS Health Corp.	1,164,800	77,331
Quest Diagnostics, Inc.	534,600	54,128
Total		131,459

Hotels, Restaurants & Leisure 0.86%
Yum! Brands, Inc.	539,000	54,822
Investments	Shares	Fair Value (000)
Household Products 3.26%
Kimberly-Clark Corp.	417,400	$55,464
Procter & Gamble Co. (The)	1,216,700	151,491
Total		206,955

Industrial Conglomerates 0.91%
Honeywell International, Inc.	334,100	57,709

Insurance 7.37%
American International
Group, Inc.	1,611,700	85,356
Arthur J Gallagher & Co.	631,400	57,596
Chubb Ltd. (Switzerland)(a)	633,200	96,512
Everest Re Group Ltd.	173,500	44,605
Hartford Financial Services Group, Inc. (The)	617,400	35,241
Lincoln National Corp.	898,400	50,742
Prudential Financial, Inc.	344,700	31,416
Travelers Cos., Inc. (The)	509,300	66,749
Total		468,217

Leisure Products 0.78%
Hasbro, Inc.	510,700	49,696

Machinery 4.29%
Cummins, Inc.	449,200	77,478
Dover Corp.	535,800	55,664
Ingersoll-Rand plc	575,800	73,063
Stanley Black & Decker, Inc.	438,600	66,374
Total		272,579

Media 2.11%
Comcast Corp. Class A	1,975,900	88,560
Interpublic Group of Cos., Inc. (The)	2,101,000	45,697
Total		134,257

Metals & Mining 0.70%
Nucor Corp.	830,400	44,717

Multi-Line Retail 0.39%
Kohl’s Corp.	488,900	25,061

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2019

Investments	Shares	Fair Value (000)
Multi-Utilities 1.42%
CMS Energy Corp.	441,800	$28,240
Sempra Energy	429,800	62,110
Total		90,350

Oil, Gas & Consumable Fuels 7.40%
Chevron Corp.	1,463,132	169,928
ConocoPhillips	1,083,900	59,831
Exxon Mobil Corp.	544,900	36,819
Kinder Morgan, Inc.	1,927,500	38,512
Noble Energy, Inc.	1,247,500	24,027
ONEOK, Inc.	880,200	61,464
Valero Energy Corp.	819,650	79,490
Total		470,071

Pharmaceuticals 4.57%
Bristol-Myers Squibb Co.	551,800	31,657
Johnson & Johnson	498,000	65,756
Merck & Co., Inc.	1,145,900	99,303
Pfizer, Inc.	2,441,100	93,665
Total		290,381

Road & Rail 1.07%
Union Pacific Corp.	410,000	67,839

Semiconductors & Semiconductor Equipment 4.74%
Broadcom, Inc.	269,000	78,777
Intel Corp.	2,142,000	121,087
Lam Research Corp.	273,700	74,183
Xilinx, Inc.	297,100	26,959
Total		301,006

Software 1.27%
Microsoft Corp.	562,100	80,588

Specialty Retail 3.08%
Foot Locker, Inc.	1,402,300	61,014
Lowe’s Cos., Inc.	609,400	68,015
TJX Cos., Inc. (The)	1,158,700	66,799
Total		195,828
Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 1.53%
Apple, Inc.	222,300	$55,299
Xerox Holdings Corp.	1,239,900	42,070
Total		97,369

Tobacco 0.82%
Philip Morris
International, Inc.	639,400	52,073
Total Common Stocks (cost $5,809,522,413)		6,298,630

	Principal Amount (000)

SHORT-TERM INVESTMENT 0.86%

Repurchase Agreement
Repurchase Agreement dated 10/31/2019, 0.85% due 11/1/2019 with Fixed Income Clearing Corp. collateralized by $55,190,000 of U.S. Treasury Note at 1.875% due 3/31/2022; value: $55,577,986; proceeds: $54,489,187 (cost $54,487,900)	$54,488	$54,488
Total Investments in Securities 99.96% (cost $5,864,010,313)		6,353,118
Cash and Other Assets in Excess of Liabilities(b) 0.04%		2,561
Net Assets 100.00%		$6,355,679

(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2019

Open Futures Contracts at October 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 INDEX	December 2019	350	Long	$52,146,275	$53,126,500	$980,225

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$6,298,630	$–	$–	$6,298,630
Short-Term Investment
Repurchase Agreement	–	54,488	–	54,488
Total	$6,298,630	$54,488	$–	$6,353,118
Other Financial Instruments
Futures Contracts
Assets	$980	$–	$–	$980
Liabilities	–	–	–	–
Total	$980	$–	$–	$980

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

October 31, 2019

ASSETS:
Investments in securities, at fair value (cost $5,864,010,313)	$6,353,118,307
Cash	62
Deposits with brokers for futures collateral	2,205,000
Receivables:
Investment securities sold	49,230,114
Interest and dividends	10,442,472
Capital shares sold	3,349,306
Prepaid expenses and other assets	53,554
Total assets	6,418,398,815
LIABILITIES:
Payables:
Investment securities purchased	49,935,947
12b-1 distribution plan	4,285,297
Capital shares reacquired	3,007,093
Directors’ fees	2,307,480
Management fee	1,671,321
Variation margin for futures contracts	387,892
Fund administration	212,085
Accrued expenses	912,568
Commitments and contingent liabilities
Total liabilities	62,719,683
NET ASSETS	$6,355,679,132
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,741,442,821
Total distributable earnings	614,236,311
Net Assets	$6,355,679,132

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2019

Net assets by class:
Class A Shares	$5,540,058,564
Class C Shares	$117,135,125
Class F Shares	$325,596,910
Class F3 Shares	$109,039,667
Class I Shares	$117,733,623
Class P Shares	$13,475,033
Class R2 Shares	$1,205,295
Class R3 Shares	$44,423,966
Class R4 Shares	$7,687,067
Class R5 Shares	$230,961
Class R6 Shares	$79,092,921
Outstanding shares by class:
Class A Shares (3.84 billion shares of common stock authorized, $.001 par value)	360,755,042
Class C Shares (300 million shares of common stock authorized, $.001 par value)	7,604,437
Class F Shares (960 million shares of common stock authorized, $.001 par value)	21,188,309
Class F3 Shares (960 million shares of common stock authorized, $.001 par value)	7,040,156
Class I Shares (960 million shares of common stock authorized, $.001 par value)	7,631,124
Class P Shares (200 million shares of common stock authorized, $.001 par value)	879,286
Class R2 Shares (476 million shares of common stock authorized, $.001 par value)	78,394
Class R3 Shares (476 million shares of common stock authorized, $.001 par value)	2,893,794
Class R4 Shares (476 million shares of common stock authorized, $.001 par value)	501,289
Class R5 Shares (476 million shares of common stock authorized, $.001 par value)	14,957
Class R6 Shares (476 million shares of common stock authorized, $.001 par value)	5,109,819
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.36
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.30
Class C Shares-Net asset value	$15.40
Class F Shares-Net asset value	$15.37
Class F3 Shares-Net asset value	$15.49
Class I Shares-Net asset value	$15.43
Class P Shares-Net asset value	$15.32
Class R2 Shares-Net asset value	$15.37
Class R3 Shares-Net asset value	$15.35
Class R4 Shares-Net asset value	$15.33
Class R5 Shares-Net asset value	$15.44
Class R6 Shares-Net asset value	$15.48

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended October 31, 2019

Investment income:
Dividends	$164,238,997
Interest income	441,515
Interest earned from Interfund Lending (See Note 11)	1,219
Total investment income	164,681,731
Expenses:
Management fee	19,472,401
12b-1 distribution plan-Class A	13,441,418
12b-1 distribution plan-Class C	1,243,121
12b-1 distribution plan-Class F	307,845
12b-1 distribution plan-Class P	61,048
12b-1 distribution plan-Class R2	8,154
12b-1 distribution plan-Class R3	207,031
12b-1 distribution plan-Class R4	19,829
Shareholder servicing	5,516,933
Fund administration	2,469,653
Reports to shareholders	329,668
Registration	213,625
Professional	200,834
Directors’ fees	178,813
Custody	117,186
Other	360,200
Gross expenses	44,147,759
Expense reductions (See Note 9)	(618,202)
Net expenses	43,529,557
Net investment income	121,152,174
Net realized and unrealized gain:
Net realized gain on investments	150,402,017
Net realized gain on futures contracts	893,831
Net change in unrealized appreciation/depreciation on investments	354,524,912
Net change in unrealized appreciation/depreciation on futures contracts	2,659,786
Net realized and unrealized gain	508,480,546
Net Increase in Net Assets Resulting From Operations	$629,632,720

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2019	October 31, 2018
Operations:
Net investment income	$121,152,174	$168,997,314
Net realized gain on investments and futures contracts	151,295,848	471,548,009
Net change in unrealized appreciation/depreciation on investments and futures contracts	357,184,698	(358,643,336)
Net increase in net assets resulting from operations	629,632,720	281,901,987
Distributions to shareholders:
Class A	(559,667,479)	(653,845,843)
Class B	–	(481,318)
Class C	(12,358,607)	(33,690,520)
Class F	(32,519,207)	(36,693,259)
Class F3	(10,712,431)	(11,031,424)
Class I	(12,285,865)	(12,987,407)
Class P	(1,439,677)	(1,963,627)
Class R2	(132,579)	(188,034)
Class R3	(4,141,308)	(5,154,057)
Class R4	(841,468)	(656,756)
Class R5	(10,392)	(2,607)
Class R6	(2,781,746)	(2,824,242)
Class T	–	(1,132)
Total distributions to shareholders	(636,890,759)	(759,520,226)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	486,326,404	459,673,079
Reinvestment of distributions	581,399,643	691,399,663
Cost of shares reacquired	(1,009,627,096)	(1,099,967,867)
Net increase in net assets resulting from capital share transactions	58,098,951	51,104,875
Net increase (decrease) in net assets	50,840,912	(426,513,364)
NET ASSETS:
Beginning of year	$6,304,838,220	$6,731,351,584
End of year	$6,355,679,132	$6,304,838,220

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2019	$15.41	$0.29	$1.21	$1.50	$(0.33)	$(1.22)	$(1.55)
10/31/2018	16.65	0.40	0.23	0.63	(0.33)	(1.54)	(1.87)
10/31/2017	15.03	0.36	2.45	2.81	(0.37)	(0.82)	(1.19)
10/31/2016	15.70	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.65	0.36	(0.15)	0.21	(0.36)	(0.80)	(1.16)
Class C
10/31/2019	15.45	0.18	1.21	1.39	(0.22)	(1.22)	(1.44)
10/31/2018	16.65	0.26	0.26	0.52	(0.18)	(1.54)	(1.72)
10/31/2017	15.03	0.24	2.45	2.69	(0.25)	(0.82)	(1.07)
10/31/2016	15.70	0.26	0.46	0.72	(0.24)	(1.15)	(1.39)
10/31/2015	16.64	0.24	(0.14)	0.10	(0.24)	(0.80)	(1.04)
Class F
10/31/2019	15.42	0.31	1.21	1.52	(0.35)	(1.22)	(1.57)
10/31/2018	16.64	0.43	0.25	0.68	(0.36)	(1.54)	(1.90)
10/31/2017	15.03	0.38	2.45	2.83	(0.40)	(0.82)	(1.22)
10/31/2016	15.70	0.39	0.47	0.86	(0.38)	(1.15)	(1.53)
10/31/2015	16.65	0.38	(0.14)	0.24	(0.39)	(0.80)	(1.19)
Class F3
10/31/2019	15.52	0.34	1.22	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.24	0.70	(0.38)	(1.54)	(1.92)
4/4/2017 to 10/31/2017(c)	15.94	0.11	0.89	1.00	(0.20)	–	(0.20)
Class I
10/31/2019	15.48	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.71	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.41	2.44	2.85	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
10/31/2015	16.70	0.41	(0.16)	0.25	(0.40)	(0.80)	(1.20)
Class P
10/31/2019	15.38	0.26	1.20	1.46	(0.30)	(1.22)	(1.52)
10/31/2018	16.62	0.39	0.23	0.62	(0.32)	(1.54)	(1.86)
10/31/2017	15.01	0.36	2.44	2.80	(0.37)	(0.82)	(1.19)
10/31/2016	15.68	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.62	0.36	(0.14)	0.22	(0.36)	(0.80)	(1.16)

16	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses, including expense reduction (%)		Total expenses, excluding expense reduction (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.36	10.77		0.71		0.72		1.96		$5,540,059	55
15.41	4.10		0.71		0.71		2.55		5,540,007	62
16.65	19.54		0.70		0.70		2.26		5,774,835	69
15.03	5.81		0.74		0.74		2.51		5,347,367	73
15.70	1.26		0.74		0.74		2.22		5,663,305	66

15.40	9.88		1.46		1.47		1.21		117,135	55
15.45	3.34		1.46		1.46		1.66		133,507	62
16.65	18.62		1.45		1.45		1.53		334,809	69
15.03	5.03		1.48		1.48		1.77		382,356	73
15.70	0.55		1.49		1.49		1.48		422,766	66

15.37	10.93		0.56		0.57		2.11		325,597	55
15.42	4.38		0.56		0.56		2.69		314,764	62
16.64	19.66		0.55		0.55		2.36		362,708	69
15.03	5.97		0.59		0.59		2.66		188,161	73
15.70	1.42		0.59		0.59		2.37		156,842	66

15.49	11.13		0.39		0.40		2.28		109,040	55
15.52	4.49		0.39		0.39		2.88		103,179	62
16.74	6.30	(d)	0.38	(e)	0.38	(e)	1.15	(e)	90,582	69

15.43	10.99		0.46		0.47		2.17		117,734	55
15.48	4.40		0.46		0.46		2.83		120,897	62
16.71	19.74		0.46		0.46		2.56		68,197	69
15.09	6.12		0.49		0.49		2.76		137,838	73
15.75	1.51		0.49		0.49		2.52		131,435	66

15.32	10.49		0.91		0.92		1.76		13,475	55
15.38	4.03		0.79		0.79		2.46		14,703	62
16.62	19.48		0.71		0.71		2.27		17,375	69
15.01	5.81		0.74		0.74		2.52		19,648	73
15.68	1.31		0.74		0.74		2.22		22,407	66

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2019	$15.43	$0.23	$1.21	$1.44	$(0.28)	$(1.22)	$(1.50)
10/31/2018	16.65	0.34	0.26	0.60	(0.28)	(1.54)	(1.82)
10/31/2017	15.04	0.29	2.46	2.75	(0.32)	(0.82)	(1.14)
10/31/2016	15.71	0.32	0.46	0.78	(0.30)	(1.15)	(1.45)
10/31/2015	16.61	0.31	(0.14)	0.17	(0.27)	(0.80)	(1.07)
Class R3
10/31/2019	15.40	0.25	1.21	1.46	(0.29)	(1.22)	(1.51)
10/31/2018	16.63	0.36	0.24	0.60	(0.29)	(1.54)	(1.83)
10/31/2017	15.02	0.32	2.44	2.76	(0.33)	(0.82)	(1.15)
10/31/2016	15.69	0.33	0.47	0.80	(0.32)	(1.15)	(1.47)
10/31/2015	16.63	0.32	(0.13)	0.19	(0.33)	(0.80)	(1.13)
Class R4
10/31/2019	15.39	0.29	1.20	1.49	(0.33)	(1.22)	(1.55)
10/31/2018	16.63	0.40	0.24	0.64	(0.34)	(1.54)	(1.88)
10/31/2017	15.03	0.33	2.48	2.81	(0.39)	(0.82)	(1.21)
10/31/2016	15.70	0.36	0.47	0.83	(0.35)	(1.15)	(1.50)
6/30/2015 to 10/31/2015(f)	15.95	0.12	(0.28)	(0.16)	(0.09)	–	(0.09)
Class R5
10/31/2019	15.49	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.72	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.40	2.46	2.86	(0.41)	(0.82)	(1.23)
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
6/30/2015 to 10/31/2015(f)	16.00	0.13	(0.28)	(0.15)	(0.10)	–	(0.10)
Class R6
10/31/2019	15.51	0.33	1.23	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.23	0.69	(0.38)	(1.54)	(1.92)
10/31/2017	15.10	0.38	2.50	2.88	(0.42)	(0.82)	(1.24)
10/31/2016	15.76	0.42	0.47	0.89	(0.40)	(1.15)	(1.55)
6/30/2015 to 10/31/2015(f)	16.00	0.14	(0.28)	(0.14)	(0.10)	–	(0.10)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses, including expense reduction (%)		Total expenses, excluding expense reduction (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.37	10.29		1.06		1.07		1.60		$1,205	55
15.43	3.85		1.06		1.06		2.16		1,340	62
16.65	19.10		1.05		1.05		1.81		1,751	69
15.04	5.41		1.09		1.09		2.17		480	73
15.71	0.99		1.09		1.09		1.90		624	66

15.35	10.49		0.96		0.97		1.71		44,424	55
15.40	3.91		0.96		0.96		2.29		41,776	62
16.63	19.20		0.93		0.93		2.04		46,658	69
15.02	5.57		0.97		0.97		2.28		52,793	73
15.69	1.09		0.98		0.98		1.99		55,901	66

15.33	10.71		0.71		0.72		1.96		7,687	55
15.39	4.12		0.71		0.71		2.56		8,434	62
16.63	19.54		0.69		0.69		2.01		5,220	69
15.03	5.82		0.72		0.72		2.46		19	73
15.70	(0.95	)(d)	0.72	(e)	0.72	(e)	2.25	(e)	10	66

15.44	10.99		0.46		0.47		2.16		231	55
15.49	4.39		0.46		0.46		2.83		47	62
16.72	19.82		0.44		0.44		2.48		18	69
15.09	6.13		0.47		0.47		2.77		11	73
15.75	(0.88	)(d)	0.47	(e)	0.47	(e)	2.50	(e)	10	66

15.48	11.14		0.39		0.40		2.20		79,093	55
15.51	4.42		0.39		0.39		2.89		26,184	62
16.74	19.91		0.39		0.39		2.32		23,836	69
15.10	6.17		0.37		0.37		2.87		18	73
15.76	(0.82	)(d)	0.38	(e)	0.38	(e)	2.59	(e)	10	66

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2016 through October 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the year ended October 31, 2019, the effective management fee paid to Lord Abbett was at an annualized rate of .32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%(1)	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2019:

Distributor Commissions	Dealers’ Concessions
$346,913	$1,889,428

Distributor received CDSCs of $5,102 and $13,094 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2019.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended 10/31/2019	Year Ended 10/31/2018
Distributions paid from:
Ordinary income	$301,344,362	$399,073,233
Net long-term capital gains	335,546,397	360,446,993
Total distributions paid	$636,890,759	$759,520,226

Subsequent to the Fund’s fiscal year ended October 31, 2019, short-term and long-term capital gain distributions of approximately $29,511,000 and $108,618,000, respectively, were paid on November 21, 2019 to shareholders of record on November 20, 2019.

As of October 31, 2019, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income–net	$41,830,706
Undistributed long-term capital gains	108,587,052
Total undistributed earnings	150,417,758
Temporary differences	(2,307,480)
Unrealized gains–net	466,126,033
Total distributable earnings	$614,236,311

As of October 31, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$5,887,972,499
Gross unrealized gain	722,092,370
Gross unrealized loss	(255,966,337)
Net unrealized security gain	$466,126,033

The difference between book-basis and tax-basis unrealized gains (loss) is attributable to the tax treatment of other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2019 were as follows:

Purchases	Sales
$3,394,442,618	$3,849,327,400

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2019, the Fund engaged in cross-trades purchases $6,281,133 and sales of $14,701,427, which resulted in net realized gains of $447,007.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2019 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2019, the Fund had futures contracts with unrealized appreciation of $980,225. Amounts of $893,831 and $2,659,786 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 215.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$54,487,900	$–	$54,487,900
Total	$54,487,900	$–	$54,487,900

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$54,487,900	$–	$–	$(54,487,900)	$–
Total	$54,487,900	$–	$–	$(54,487,900)	$–

Notes to Financial Statements (continued)

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2019.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended December 20, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period December 21, 2018 through August 7, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.1 billion whereas SSB participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if

Notes to Financial Statements (continued)

net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2019, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended October 31, 2019, the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, average interest rate and interest income were as follows:

Average Loan	Average Interest Rate	Interest Income*
$20,263,149	2.195%	$1,219

*	included in the Statement of Operations

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2019		Year Ended October 31, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	14,621,447	$209,039,528	11,264,965	$177,874,950
Converted from Class B*	–	–	269,241	4,274,217
Converted from Class C**	944,546	13,867,421	11,804,686	183,862,758
Reinvestment of distributions	36,159,376	514,735,042	39,015,946	597,973,347
Shares reacquired	(50,471,276)	(730,766,926)	(49,783,544)	(787,557,730)
Increase	1,254,093	$6,875,065	12,571,294	$176,427,542

Class B Shares
Shares sold	–	$–	2,132	$33,637
Reinvestment of distributions	–	–	29,237	451,359
Shares reacquired	–	–	(83,525)	(1,336,615)
Converted to Class A*	–	–	(265,996)	(4,274,217)
Decrease	–	$–	(318,152)	$(5,125,836)

Class C Shares
Shares sold	1,667,613	$23,808,006	1,704,615	$27,114,246
Reinvestment of distributions	784,298	11,176,907	2,084,073	31,858,174
Shares reacquired	(2,546,946)	(36,677,253)	(3,454,470)	(54,667,235)
Converted to Class A**	(942,308)	(13,867,421)	(11,804,392)	(183,862,758)
Decrease	(1,037,343)	$(15,559,761)	(11,470,174)	$(179,557,573)

Class F Shares
Shares sold	6,642,193	$96,508,471	7,493,630	$118,254,042
Reinvestment of distributions	1,794,372	25,564,123	1,840,686	28,222,799
Shares reacquired	(7,662,229)	(109,817,446)	(10,712,662)	(171,399,994)
Increase (decrease)	774,336	$12,255,148	(1,378,346)	$(24,923,153)

Class F3 Shares
Shares sold	1,426,168	$20,943,350	2,483,701	$39,643,316
Reinvestment of distributions	745,879	10,712,390	714,385	11,031,425
Shares reacquired	(1,778,806)	(26,138,646)	(1,963,909)	(31,301,707)
Increase	393,241	$5,517,094	1,234,177	$19,373,034

Class I Shares
Shares sold	4,379,355	$64,880,711	4,619,055	$75,451,773
Reinvestment of distributions	793,407	11,314,821	834,270	12,853,523
Shares reacquired	(5,353,574)	(79,355,047)	(1,722,752)	(27,693,011)
Increase (decrease)	(180,812)	$(3,159,515)	3,730,573	$60,612,285

Notes to Financial Statements (concluded)

	Year Ended October 31, 2019		Year Ended October 31, 2018
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	42,980	$622,276	56,085	$901,928
Reinvestment of distributions	99,226	1,408,879	126,172	1,929,189
Shares reacquired	(218,912)	(3,161,562)	(271,780)	(4,296,805)
Decrease	(76,706)	$(1,130,407)	(89,523)	$(1,465,688)

Class R2 Shares
Shares sold	11,139	$161,106	10,637	$165,484
Reinvestment of distributions	6,986	99,560	6,951	106,487
Shares reacquired	(26,572)	(402,917)	(35,919)	(590,243)
Decrease	(8,447)	$(142,251)	(18,331)	$(318,272)

Class R3 Shares
Shares sold	492,443	$7,265,270	294,820	$4,654,284
Reinvestment of distributions	291,187	4,141,195	336,748	5,151,469
Shares reacquired	(601,751)	(8,772,063)	(725,740)	(11,525,052)
Increase (decrease)	181,879	$2,634,402	(94,172)	$(1,719,299)

Class R4 Shares
Shares sold	125,235	$1,817,530	327,384	$5,138,097
Reinvestment of distributions	30,044	426,862	18,063	277,539
Shares reacquired	(202,017)	(2,959,828)	(111,327)	(1,763,308)
Increase (decrease)	(46,738)	$(715,436)	234,120	$3,652,328

Class R5 Shares
Shares sold	11,822	$170,316	2,137	$34,078
Reinvestment of distributions	627	9,002	169	2,607
Shares reacquired	(516)	(7,425)	(346)	(5,512)
Increase	11,933	$171,893	1,960	$31,173

Class R6 Shares
Shares sold	4,061,097	$61,109,840	642,738	$10,407,244
Reinvestment of distributions	125,647	1,810,862	99,754	1,540,613
Shares reacquired	(764,773)	(11,567,983)	(478,740)	(7,819,703)
Increase	3,421,971	$51,352,719	263,752	$4,128,154

Class T Shares(a)
Shares sold	–	$–	–	$–
Reinvestment of distributions	–	–	74	1,132
Shares reacquired	–	–	(694)	(10,952)
Decrease	–	$–	(620)	$(9,820)

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Closed on July 24, 2018.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Affiliated Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 20, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

● Eric C. Fast

● Evelyn E. Guernsey

● Julie A. Hill

● Kathleen M. Lutito

● James M. McTaggart

● Charles O. Prince

● Karla M. Rabusch

● Mark A. Schmid

● Douglas B. Sieg

● James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Affiliated Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	290,484,632.826	8,640,052.645
Evelyn E. Guernsey	290,476,349.171	8,648,336.300
Julie A. Hill	290,840,801.247	8,283,884.224
Kathleen M. Lutito	291,148,884.626	7,975,800.845
James M. McTaggart	290,616,306.917	8,508,378.554
Charles O. Prince	290,267,258.681	8,857,426.790
Karla M. Rabusch	290,996,374.590	8,128,310.881
Mark A. Schmid	290,866,336.605	8,258,348.866
Douglas B. Sieg	290,644,224.509	8,480,460.962
James L.L. Tullis	290,131,230.986	8,993,454.485

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Previously, this information was filed on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

75% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2019 is qualified dividend income. For corporate shareholders, 72% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distributions paid during the fiscal year ended October 31, 2019, $162,055,276 and $335,546,397, respectively, represent short-term and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/19)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2019 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2019 and 2018 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2019	2018
Audit Fees {a}	$57,200	$55,600
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	57,200	55,600

Tax Fees {b}	5,051	7,971
All Other Fees	- 0 -	- 0 -

Total Fees	$62,251	$63,571

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2019 and 2018 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees {a}	$215,383	$200,339

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive

Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 20, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 20, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: December 20, 2019